CAPITAL STOCK	12 Months Ended
Dec. 31, 2013
Equity [Abstract]
CAPITAL STOCK
6.	CAPITAL STOCK

a)	Issued Shares

There were no shares issuances during the year ended December 31, 2013.

Pursuant to a non-brokered private placement, the Company issued at total of 3,074,120 Units on April 13, 2012 for total proceeds of $153,706 at $0.05 per unit.  Each unit consisted of one common share of the Company and one half share purchase warrant. Each whole warrant is exercisable at a price of $0.15 per share for a period of two years.

On March 30, 2012, the Company agreed to purchase the 10% interest earned by Ansell Capital in the Pires Gold Project for $10,000 cash and the issuance of 300,000 shares from treasury.  The shares have been issued at a fair value of $0.05 per common share (Note 4).

b)	Stock Options

In February 2004, the Company implemented a Stock Option Plan ("SOP") for its officers, directors and consultants to allow for up to 160,000 share purchase options to be granted at US $2.50 per share, for a period not to exceed five years.  In November 2004, the SOP was amended to provide for the issuance of up to 220,000 incentive stock options to directors, officers, employees and non-investor relations consultants. During January 2006, the Company increased the stock option plan from 220,000 shares to 720,000 shares.

There were no options issued and outstanding during the years ended December 31, 2013 and 2012.

c)	Warrants

On April 13, 2012, pursuant to a private placement, 1,537,060 warrants at an exercise price of $0.15 with a term of two years were issued.

Activity in warrants is summarized as follows:

	Warrants Outstanding	Weighted Average Exercise Price	Weighted Average Life
Balance, December 31, 2011	1,613,162	US $0.25	0.07
Issued	1,537,060	$0.15	2.00
Exercised	-	-	-
Expired	(1,613,162)	US $0.25	-
Balance, December 31, 2012 and 2013	1,537,060	$0.15	0.28